UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 22, 2024

YCQH AGRICULTURAL TECHNOLOGY CO. LTD

(Exact name of registrant as specified in its charter)

Nevada	333-252500	61-1948707
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.1002, Block 2, No.5, Annex 5, No.188, Beizhan East Road, Shapingba District, Chongqing, China	400030
(Address of Principal Executive Offices)	(Zip Code)

(+86) 13981161812

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

On July 22, 2024 (the “Effective Date”), Onestop Assurance PAC (“OA”), the independent registered public accounting firm of YCQH Agricultural Technology Co. Ltd (the “Company”), informed the Company that it would be terminating its engagement with the Company as of the Effective Date. On July 22, 2024, the Board of Directors of the Company (the “Board”) approved the resignation of OA as the Company’s independent registered public accounting firm.

None of OA’s audit reports for the years ended December 31, 2023 or 2022 contained an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified, except that the reports included explanatory paragraphs in respect to uncertainty as to the Company’s ability to continue as a going concern, and emphasis of matter paragraphs with respect transactions involving a related party that cannot be presumed to be carried out on an arm’s length basis.

During the fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through the Effective Date, there were (a) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and OA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which would have caused it to make reference to the subject matter of such a disagreement in connection with its audit reports on the Company’s consolidated financial statements for such years, and (b) no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided OA with a copy of the foregoing disclosures it is making in this Current Report on Form 8-K prior to its filing and requested, in accordance with applicable practices, that OA furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the statements made herein. Attached as Exhibit 16.1 is a copy of OA’s letter, dated July 22, 2024, stating that it agrees with such statements.

(b) New Independent Registered Public Accounting Firm

On July 22, 2024, the Board approved the engagement of Simon & Edward, LLP (“S&E”) to be its new independent registered public accountant for the fiscal year ending December 31, 2024.

During the fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through the date of engagement, neither the Company nor anyone on its behalf consulted with S&E regarding (a) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that S&E concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 7.01 Regulation FD Disclosure.

On July 22, 2024, the Company issued a press release, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and hereby furnished pursuant to this Item 7.01.

The information disclosed under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from Onestop Assurance PAC to the U.S. Securities and Exchange Commission dated July 22, 2024
99.1	Press Release dated July 22, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2024	YCQH Agricultural Technology Co. Ltd

/s/ Wang Min
	Name:	WANG Min
	Title:	Chief Executive Officer, President, Secretary, Treasurer, and Director